As filed with the Securities and Exchange Commission on February 28, 2003

                                                      Registration No. 333-83413

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                         Post-Effective Amendment No. 5
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                 Amendment No. 1

                                   ----------

                             Separate Account No. 3
                           (Exact Name of Registrant)

                    Mutual of America Life Insurance Company
                               (Name of Depositor)

                                   ----------

                                 320 Park Avenue
                            New York, New York 10022
              (Address of Depositor's Principal Executive Offices)

                                 1-212-224-1600
               (Depositor's Telephone Number, including Area Code)

                                Deborah S. Becker
               Senior Vice President and Associate General Counsel
                    Mutual of America Life Insurance Company
                                 320 Park Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                   ----------

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                         1025 Thomas Jefferson St., N.W.
                                 Suite 410 East
                             Washington, D.C. 20007

                                   ----------

      Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

                                   ----------

  It is proposed that this filing will become effective (check appropriate box)

            |_|   immediately upon filing pursuant to paragraph (b)

            |_|   on (date) pursuant to paragraph (b)

            |_|   60 days after filing pursuant to paragraph (a)

            |X|   on May 1, 2003 pursuant to paragraph (a) of Rule 485


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                             CROSS-REFERENCE SHEET
                  PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item No.                                Caption or Location in Prospectus
--------                                ---------------------------------

   1. Front and Back Cover Pages        Cover Page; Back Cover Page

   2. Risk/Benefit Summary: Benefits    Introduction and Summary
      and Risks

   3. Risk/Benefit Summary: Fee Table   Tables of Charges

   4. General Description of            About Mutual of America and Our Separate
      Registrant, Depositor and         Account No. 3; Underlying Funds Invested
      Portfolio Companies               in by Our Separate Account; Your Voting
                                        Rights for Meetings of the Underlying
                                        Funds; Fund and Other Changes We May
                                        Make

   5. Charges                           Charges and Deductions You Will Pay

   6. General Description of            Purchase of a Policy; Payment of
      Contracts                         Premiums; Administrative Matters

   7. Premiums                          Payment of Premiums

   8. Death Benefits and Contract       Insurance Benefits Upon Death of the
      Values                            Insured Person

   9. Surrenders, Partial               Access to Your Account Balance; How to
      Surrenders, and Partial           Contact Us
      Withdrawals                       and Give Us Instructions

  10. Loans                             Access to Your Account
                                        Balance--Policy Loans

  11. Lapse and Reinstatement           Payment of Premiums--Policy Lapse and
                                        Reinstatement

  12. Taxes                             Federal Tax Considerations

  13. Legal Proceedings                 Other Information--Legal Proceedings

  14. Financial Statements              Not applicable--see SAI

      PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item No.                                Caption or Location in SAI
--------                                --------------------------

  15. Cover Page and Table of   Cover Page
      Contents

  16. General Information and History   General Information and History

  17. Services                          Not applicable

  18. Premiums                          Premiums

  19. Additional Information About      Additional Information About Operation
      Operation of Contracts and        of Policies and Registrant
      Registrant

  20. Underwriters                      Distribution of the Policies

  21. Additional Information About      Additional Information About Charges
      Charges

  22. Lapse and Reinstatement           Reinstatement after Lapse

  23. Loans                             Loans

  24. Financial Statements              Financial Statements

  25. Performance Data                  Yield and Performance Information

  26. Illustrations                     Policy Illustrations

PROSPECTUS
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                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                    320 Park Avenue, New York, New York 10022
                                   Through its
                             SEPARATE ACCOUNT NO. 3
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The Policies -- We offer variable universal life insurance policies (Policies), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.

In this Prospectus, a Policyowner or you means a person to whom we have issued a Policy. You should note that the purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

Investment Alternatives for Your Account Balance -- You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 3 (the Separate Account) or to our General Account. You may transfer all or any part of your Account Balance among the Funds and the Separate Account at any time, without charge.

The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the Underlying Funds), which will have varying investment returns and performance. The Underlying Funds currently are:

o Mutual of America Investment Corporation: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Asset Allocation Growth, Asset Allocation Growth and Income and Asset Allocation Income Funds;

o     Scudder  Variable  Series  I:  Capital  Growth,   Bond  and  International
      Portfolios;

o     Variable   Insurance   Products   Funds  of   Fidelity   Investments(R):
      Equity-Income, Contrafund and Asset Manager Portfolios;

o     Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.; and

o American Century VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

We do not guarantee the investment performance of any Separate Account Fund. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "Our General Account".

Statement of Additional Information--You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785.

Prospectuses--You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is accompanied by the prospectuses for the Underlying Funds, which you also should read before you purchase a Policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Dated: May 1, 2003

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                                TABLE OF CONTENTS
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                                                                            Page
                                                                            ----
Introduction and Summary ..................................................    1
   Tables of Charges ......................................................    5

Purchase of a Policy ......................................................    8
   Policy Issue ...........................................................    8
   Basic Death Benefit Plan ...............................................    8
   Supplemental Insurance Benefits ........................................    9
   Changes in the Face Amount of Your Policy ..............................    9

Payment of Premiums .......................................................   10
   Scheduled Premiums .....................................................   10
   Unscheduled Premiums ...................................................   10
   Limitation on Premiums .................................................   10
   Allocation of Premiums .................................................   10
   Policies issued in Massachusetts .......................................   11
   Dollar Cost Averaging ..................................................   11
   Policy Lapse and Reinstatement .........................................   11

Underlying Funds Invested in by Our Separate Account ......................   12
   Investment Advisers for the Underlying Funds ...........................   15

Your Account Balance in the Separate Account Funds ........................   16

Our General Account .......................................................   16

Access to Your Account Balance ............................................   17
   Surrender of Policy ....................................................   17
   Partial Withdrawals of Account Balance .................................   18

Transfers of Your Account Balance Among Investment Alternatives

Your Right to Transfer Among Investment Alternatives ......................   18
   How to Tell Us an Amount for Transfers or Partial Withdrawals ..........   18

Access to Account Balance by Loans or Accelerated Benefit
   Policy Loans ...........................................................   18
   Accelerated Benefit for Terminal Illness ...............................   19
   Maturity Benefit .......................................................   20
   When We May Postpone Payments ..........................................   20

Insurance Benefits Upon Death of Insured Person ...........................   21
   Death Proceeds .........................................................   21
   Basic Death Benefit ....................................................   21
   Corridor Percentages ...................................................   21
   Payment Options ........................................................   22

                                                                            Page
                                                                            ----
Charges and Deductions You Will Pay .......................................   23
   Cost of Insurance Charges ..............................................   23
   Separate Account Charges
     Administrative Charges ...............................................   23
     Mortality and Expense Risks Charges ..................................   24
   Fees for Additional Benefits
     Supplemental Insurance Benefits Fee ..................................   24
     Accelerated Benefit Fee ..............................................   24
   Premium and Other Taxes ................................................   24
   Changes in Policy Cost Factors .........................................   24
   Fees and Expenses of Underlying Funds ..................................   25

Where to Contact Us and Give Us Instructions ..............................   25
   Contacting Mutual of America ...........................................   25
   Requests by Telephone ..................................................   25
   Where You Should Direct Requests .......................................   26

About Mutual of America and Our Separate Account No. 3 ....................   26

Federal Tax Considerations ................................................   27
   Obtaining Tax Advice ...................................................   27
   Tax Status of the Policies .............................................   27
   Tax Treatment of Policy Benefits and Access of Account Balance .........   28
   Policy Loan Interest ...................................................   30
   Estate Taxes ...........................................................   30

Your Voting Rights for Meetings of the Underlying Funds ...................   30

Funding and Other Changes We May Make .....................................   31

Administrative Matters ....................................................   31
   Notices, Confirmation Statements and Reports to Policyowners ...........   31
   Miscellaneous Policy Provisions ........................................   32

Other Information .........................................................   32

Definitions We Use in This Prospectus .....................................   33

Appendix -- General Account Operations ....................................   36

This Prospectus does not constitute an offering in any jurisdiction in which we may not lawfully offer the Policies for sale. We have not authorized any person to give any information or to make any representations in connection with this offering other than those in this Prospectus. If any person gives or makes any unauthorized information or representations to you, you must not rely on them in making your decision of whether or not to purchase a policy.

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                            INTRODUCTION AND SUMMARY
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The discussion below is a summary of the Policy and of the benefits and risks of purchasing a Policy. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "Definitions We Use in This Prospectus".

The Policy We Offer
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The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "Purchase of a Policy".

As a life insurance policy, the Policy provides for:

      o a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit you select for your Policy,

      o     Policy Loans,

      o     a variety of death proceeds payment options, and

      o other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

      o an Account Balance that varies based on the Investment Alternatives you select,

      o allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

      o flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you. The Asset Allocation Funds are not currently available in all states.

Your Premium Payments
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We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your banking account or other account or unless premiums are payable under a Payroll Deduction Program.

You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. Refer to "Payment of Premiums".

Choice of Basic Death Benefit
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You may choose as your Basic Death Benefit either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Balance. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to "Insurance Benefits Upon Death of Insured Person".

Supplemental Benefits by Rider to Policy
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We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider at your option for which you would pay an additional monthly fee. These benefits are an accidental death benefit and a children's term rider for your minor children. Refer to "Purchase of a Policy -- Supplemental Insurance Benefits".

Investment Alternatives for Your Account Balance
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You may allocate your premiums among the General Account and one or more of the Separate Account Funds. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. Refer to "Access to Your Account Balance".

The General Account. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield of at least 3%. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or transfer Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account
Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

You should refer to "Underlying Funds Invested in by our Separate Account" for more information about the Underlying Funds' investment objectives, and to the Prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

Charges Under Your Policy
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Separate Account Charges. We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges and Deductions You Will Pay". The charges include:

      o an administrative expense charge at an annual rate of 0.40% (except that currently the annual rate for the American Century VP Capital Appreciation Fund is 0.15% and the annual rate for the Funds that invest in the Fidelity Portfolios is 0.30%); and

      o a risk charge at an annual rate of 0.35% for assuming certain mortality risks under the Policies, and a charge at an annual rate of 0.15% for assuming certain expense risks under the Policies.

Monthly Charges. We deduct certain monthly charges directly from your Account Balance. Refer to "Charges and Deductions You Will Pay". The monthly charges include:

      o an administrative expense charge of $2.00 if you have an Account Balance of $2,400 or more during the month, or 1/12 of 1% of the Account Balance (which will be less than $2.00) if your Account Balance is less than $2,400 for that month, except that we waive the charge if your Account Balance is less than $300 for the month.

      o a cost of insurance charge to pay for the life insurance we provide under the Policy; and

      o     a deduction to pay the cost of any riders to your Policy.

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are the same for men and women (unisex).

Partial Withdrawals and Surrender of Policy; Transfers of Account Balance
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You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "Access to Your Account Balance".

You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "Access to Your Account Balance -- Your Right to Transfer Among Investment Alternatives".

We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

Your Right to Borrow From The Policy
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You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "Access to Your Account Balance -- Policy Loans".

Purpose of Policy; Negative Investment Performance and Possibility of Lapse
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When considering our Policy, you should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable as a means to meet your short-term savings needs.

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. As a consequence, you would be treated for tax purposes when you make a withdrawal or take a Policy loan as receiving earnings first and then a return of your premiums. See "Federal Tax Considerations" below.

Your Account Balance will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Balance. Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Balance declines from unfavorable investment performance of the Underlying Funds and your Account Balance is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount death benefit, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Balance. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Balance declines due to unfavorable investment performance.

Accelerated Benefit for Terminal Illness
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Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured person is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "Access to Your Account Balance -- Accelerated Benefit for
Terminal Illness" and "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

Your Initial Right to Return Policy
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For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have your premiums returned. Refer to "Purchase of a Policy -- Policy Issue".

Federal Tax Considerations
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For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

Distributions under the Policy. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Policy".

If your Policy is not a Modified Endowment Contract:

      o distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

      o     Policy Loans are not treated as distributions; and

      o neither distributions nor Policy Loans are subject to the 10% penalty tax.

Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.

If your Policy is a Modified Endowment Contract:

      o all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

      o if you have not reached the age of 591/2, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "Federal Tax Considerations".

Death Benefits. Your beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

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                                TABLES OF CHARGES
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The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.

      I. Transaction Expenses. The first table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Balance among Investment Alternatives.

                                           When Deducted         Amount Deducted
                                       -----------------------   ---------------
Sales Load on Premiums ............        not applicable               0%
Premium Taxes .....................    each premium payment(1)          4%(1)
Deferred Sales Load ...............        not applicable               0%
Surrender Fees ....................        not applicable               0%
Transfer Fees .....................        not applicable               0%

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(1) We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and generally are between 2%-4%.

II. Periodic Expenses. The next table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.

                                                                                                 Current
                                            When Deducted           Amount Deducted          Amount Deducted
                                            -------------           ---------------          ---------------
Cost of Insurance Charges(2)

  Minimum and Maximum ................   Issue Date and each        Maximum: $83.20          Maximum: $83.20
  (per $1,000 of coverage)               following Monthly          per month (age 99)       per month (age 99)
                                         Anniversary Day            Minimum: $.06            Minimum: $.05
                                                                    per month                per month

  Charge for a 35 year old ...........   Issue Date and each        $.18 per month           $.14 per month
  non-smoker male/female                 following Monthly          per $1,000 of            per $1,000 of
  in a payroll deduct                    Anniversary Day            coverage                 coverage
  program (unisex rates)

Accidental Death Benefit Rider .......   Issue Date and each        Maximum: $.10 per        $.10 per month
                                         following Monthly          month per $1,000         per $1,000 of
                                         Anniversary Day            of coverage              coverage

Children's Term Insurance Rider ......   Issue Date and each        Maximum: $.60 per        $.60 per month
                                         following Monthly          month per $1,000         per $1,000 of
                                         Anniversary Day            of coverage              coverage

Monthly Expense Charge(3) ............   Issue Date and each        $10 per month            $2 or 1/12 of 1% of
                                         following Monthly                                   Account Balance if
                                         Anniversary Day                                     less; waived if
                                                                                             Account Balance is
                                                                                             less than $300

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(2) Cost of insurance rates will vary depending on the insured's age and smoking status and, for non-payroll deduct programs, also the insured's gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-800-468-3785.

                                                                                                 Current
                                            When Deducted           Amount Deducted          Amount Deducted
                                            -------------           ---------------          ---------------
Separate Account Annual Expenses
(as a percentage of average
net assets) ..........................   Separate Account
  Expense Risk Fee ...................   expenses are                   .15%                     .15%
  Mortality Risk Fee .................   deducted on a                  .70%                     .35%
  Administrative Charge ..............   daily basis at                 .65%                     .40%(3)
                                         an annualized rate            -----                     ----
  Total Separate Account
    Annual Expenses ..................                                 1.50%                     .90%

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(3) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements

III. Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses, and you may refer to Section IV. below for 2002 expenses.

Total Annual Underlying Fund Operating Expenses
(expenses deducted from Underlying Fund assets,
including management fees and other expenses,              Minimum     Maximum
as a percentage of average net assets)                     -------     -------
  Before reimbursement ............................            %            %
  After reimbursement(4) ..........................         .13%        1.03%

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(4) The investment adviser for the Investment Company has contractually agreed for the period January 1, 2003 through December 31, 2003 to limit the expenses of each Investment Company Fund to its investment advisory fee. This obligation will continue for each following year unless the adviser gives notice of termination prior to the start of the next year.

IV. Summary of year 2002 expenses by Separate Account Fund and Underlying Fund, excluding cost of insurance charges. The first part of the table below shows the expenses of the respective Separate Account Funds and the second part shows the total operating expenses of the Underlying Funds during the year 2002 (estimated for the Asset Allocation Funds, which began operations on May 1, 2003).

                                                                      Mutual of America Investment Corporation
                                                -----------------------------------------------------------------------------------
                                                          All America,
                                                           Composite,    Mid-Cap                  Asset
                                                              Bond,       Equity                Allocation     American
                                                            Mid-Term      Index                   Growth,      Century
                                                            Bond, and      and                  Growth and       VP        Calvert
                                                 Money     Short-term    Equity     Aggressive  Income and     Capital      Social
                                                 Market       Bond        Index       Equity      Income     Appreciation  Balanced
                                                -------   ------------  ---------   ----------  ----------   ------------  --------
Transaction Expenses
  Sales Load or Deferred Sales Load ..........    None        None        None         None        None          None        None
  Surrender or Exchange Fees .................    None        None        None         None        None          None        None
Annual Administrative Fee(1) .................    $ 24        $ 24        $ 24         $ 24        $ 24          $ 24        $ 24
                                                  ====        ====        ====         ====        ====          ====        ====

Total Separate Account Annual
Expenses (as a percentage of average
  net assets)(2) .............................     .90%        .90%        .90%         .90%        .90%          .65%        .90%
                                                  ----        ----        ----         ----        ----          ----        ----
Total Underlying Fund Annual
   Expenses (as a percentage of average
     net assets)
     Before reimbursement
     After reimbursement(3) ..................     .25%        .50%       .125%         .85%          0%(4)      1.00%          %(5)
                                                  ----        ----        ----         ----        ----          ----        ----
Total Annual Separate Account
   and Underlying Fund Expenses
   (after reimbursement) .....................    1.15%       1.40%      1.025%        1.75%          0%(4)      1.00%          %(5)
                                                  ====        ====        ====         ====        ====          ====        ====

                                                                  Fidelity VIP                               Scudder
                                                        ----------------------------------     -------------------------------------
                                                         Equity-                    Asset       Capital
                                                         Income    Contrafund      Manager      Growth        Bond     International
                                                        --------   ----------     ---------    ---------     ------    -------------
Transaction Expenses
  Sales Load or Deferred Sales Load .................     None         None         None         None         None         None
  Surrender or Exchange Fees ........................     None         None         None         None         None         None
Annual Contract Fee(1) ..............................     $ 24         $ 24         $ 24         $ 24         $ 24         $ 24
                                                          ====         ====         ====         ====         ====         ====
Total Separate Account Annual
   Expenses (as a percentage of average
     net assets)(2) .................................      .80%         .80%         .00%         .90%         .90%         .90%
                                                          ====         ====         ====         ====         ====         ====
Total Underlying Fund Annual
   Expenses (as a percentage of average
     net assets) ....................................         %(6)         %(6)         %(6)         %            %            %
                                                          ----         ----         ----         ----         ----         ----
Total Annual Separate Account
   and Underlying Fund Expenses .....................         %(6)         %(6)         %(6)         %            %            %
                                                          ====         ====         ====         ====         ====         ====

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(1) The above table reflects for each Separate Account Fund the full monthly charge of $2, as though you had allocated the entire Account Balance only to that Fund.

(2) See Note (3) in Section II. above regarding the fee reductions for certain of the Separate Account Funds.

(3) See Note (4) in Section III. above regarding the expense reimbursements for the Investment Company Funds.

(4) The Asset Allocation Funds do not pay advisory fees but indirectly bear the expenses of the Investment Company Funds in which they invest. The Funds began operations on May 1, 2003, and expenses for 2002 are estimated. If target allocations for the Asset Allocation Funds were maintained throughout the year, the estimated indirect expenses (after reimbursements) of the Asset Allocation Growth Fund, Asset Allocation Growth and Income Fund and Asset Allocation Income Fund would be .29%, .29% and .41%, respectively.

(5) "Other Expenses" reflects an indirect fee, and the Portfolio's total operating expenses for 2002 after reductions for fees paid indirectly would be 0. %.

(6) A portion of the brokerage commissions that the Fidelity Portfolios pay was used to reduce their expenses. In addition, the Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances reduces custodian and transfer agent expenses. These offsets may be discontinued at any time. Including these reductions, total operating expenses for the VIP Equity-Income, Contrafund and Asset Manager Portfolios for 2002 would have been 0. %,
      0. % and 0. %, respectively.

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                              PURCHASE OF A POLICY
--------------------------------------------------------------------------------

Policy Issue
--------------------------------------------------------------------------------


An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.


An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

      o If the person to be insured is less than age 50 and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.

      o We usually will require a medical underwriting for a Policy with a Face Amount above $100,000 or if the person to be insured is age 50 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on unfavorable health characteristics.

For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

Availability of Policy. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

Basic Death Benefit Plan
--------------------------------------------------------------------------------

In your application for a Policy, you will choose a Basic Death Benefit. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "Insurance Benefits Upon Death of Insured Person".

Under a Face Amount Plan:

      o     the death benefit generally will be the Face Amount, and

      o premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "Charges and Deductions You Will Pay").

Under a Face Amount Plus Plan:

      o the death benefit generally will be the Face Amount PLUS the Account Balance, and

      o premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

      o if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

      o if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

Supplemental Insurance Benefits
--------------------------------------------------------------------------------

We may make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly fee for any supplemental insurance benefits you select. See "Charges and Deductions You Will Pay -- Supplemental Insurance Benefits Fee".

Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the initial Face Amount of the Policy, up to a maximum of $200,000.

You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. After we have issued a rider we automatically insure each additional child when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.

Changes in the Face Amount of Your Policy
--------------------------------------------------------------------------------


From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.

We reserve the right to limit the amount of any increase or decrease.

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                               PAYMENT OF PREMIUMS
--------------------------------------------------------------------------------


Scheduled Premiums
--------------------------------------------------------------------------------

For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. We will send you notices of when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50.

If your Policy has a Payroll Deduction Rider:

      o     there is no minimum amount of scheduled premiums;

      o on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

      o if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. SEE "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits Upon Death of Insured Person."

Changes in Scheduled Premiums. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums, but the amount of any scheduled premiums you pay must be at least equal to the minimum for your Policy. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Effect of Paying Scheduled Premiums. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below.

Unscheduled Premiums
--------------------------------------------------------------------------------

You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year (premiums in addition to the amount of scheduled premiums for that Year). We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits Upon Death of Insured Person" below.

Limitation on Premiums
--------------------------------------------------------------------------------

We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "Federal Tax Considerations".

Allocation of Premiums
--------------------------------------------------------------------------------

You may allocate your premium among the Investment Alternatives. The Mid-Cap Equity Index Fund may not be available to Policyowners in all states, due to insurance department regulatory filings.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your allocation request currently on file at our home office. Your request for allocation must specify the percentage, in any whole percentage from 0% to 100%, of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.


Policies issued in Massachusetts
--------------------------------------------------------------------------------

Policies issued in the Commonwealth of Massachusetts use the term "planned premiums" rather than "scheduled premiums and do not refer to premiums in excess of planned premiums as "unscheduled premiums". For these Policies, references in the Prospectus to "scheduled premiums" refer to "planned premiums", and all references to "unscheduled premiums", as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. You need not pay planned premiums, and your policy will not lapse so long as your Account Balance is sufficient to pay applicable charges when due.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits Upon Death of Insured Person" in this Prospectus.


Dollar Cost Averaging
--------------------------------------------------------------------------------

We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

Policy Lapse and Reinstatement
--------------------------------------------------------------------------------

If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.


You can reinstate a lapsed Policy during the insured person's lifetime within three years of the end of the grace period if certain conditions are met.

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              UNDERLYING FUNDS INVESTED IN BY OUR SEPARATE ACCOUNT
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Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer them for sale to the general public. You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


Equity Index Fund of the Investment Company
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The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 Index).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.

All America Fund of the Investment Company
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The All America Fund seeks to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the Indexed Assets) to provide investment results that correspond to the performance of the S&P 500 Index. The Fund invests the remaining approximately 40% of its assets (the Active Assets) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Mid-Cap Equity Index Fund of the Investment Company
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The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index. The Fund invests primarily in common stocks that are included in the S&P MidCap 400 Index.

Aggressive Equity Fund of the Investment Company
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The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.


----------
* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Composite Fund of the Investment Company
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The  Composite  Fund  seeks  as  high a  total  rate  of  return,  through  both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


Bond Fund of the Investment Company
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The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Mid-Term Bond Fund of the Investment Company
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The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.

Short-Term Bond Fund of the Investment Company
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The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.

Money Market Fund of the Investment Company
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The Money Market Fund seeks high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund.


Asset Allocation Growth Fund of the Investment Company
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The Asset Allocation Growth Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.

Asset Allocation Growth and Income Fund of the Investment Company
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The Asset Allocation Growth and Income Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Asset Allocation Income Fund of the Investment Company
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The Asset Allocation Income Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.


Scudder Capital Growth Portfolio
--------------------------------------------------------------------------------

The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index. In choosing stocks, the portfolio manager looks for individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

Scudder Bond Portfolio
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The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 20% of its assets in foreign debt securities.

Scudder International Portfolio
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The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Fidelity VIP Equity-Income Portfolio
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The Equity-Income Portfolio seeks reasonable income and also considers the potential for capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities, primarily in income-producing equity securities, which tends to lead to investments in large market capitalization "value" stocks. The Portfolio also may invest in other types of equity securities and debt securities, including lower-quality debt securities, and may invest in securities of foreign issuers in addition to securities of domestic issuers.

Fidelity VIP Contrafund Portfolio
--------------------------------------------------------------------------------

The Contrafund Portfolio seeks long-term capital appreciation and normally invests primarily in common stocks. The Portfolio invests in the securities of companies whose value its adviser believes is not fully recognized by the public, and it may buy "growth" stocks or "value" stocks or both. The Portfolio's adviser considers each issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

Fidelity VIP Asset Manager Portfolio
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The Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term and money market instruments. The Portfolio's adviser adjusts allocations among asset classes gradually within the following ranges: 30%-70% in stocks, 20%-60% in bonds, and 0%-50% in short-term/money market instruments. The expected "neutral mix" of assets, which the Portfolio's adviser would expect over the long term, is 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Calvert Social Balanced Portfolio
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The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

American Century VP Capital Appreciation
--------------------------------------------------------------------------------

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Policyowners, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Investment Advisers for the Underlying Funds
--------------------------------------------------------------------------------

Mutual of  America  Investment  Corporation:  The  Investment  Company  receives investment advice from Mutual of America Capital Management Corporation (the Adviser), an indirect wholly-owned subsidiary of Mutual of America. For the Active Assets of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for approximately 10% of the All America Fund's assets.

Scudder  Variable Series I: The Scudder Capital Growth,  Bond and  International
Portfolios  receive  investment  advice  from  Deutsche  Investment   Management
Americas Inc.

Fidelity Portfolios: The Equity-Income Portfolio, Contrafund Portfolio and Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company.

Calvert Social Balanced Portfolio: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

American Century VP Capital Appreciation Fund: The Fund receives investment advice from American Century Investment Management, Inc.

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               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS
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Accumulation Units in Separate Account Funds
--------------------------------------------------------------------------------

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values
--------------------------------------------------------------------------------

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

      o changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

      o Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "Charges and Deductions You Will Pay".)

Accumulation Unit Values for Transactions
--------------------------------------------------------------------------------

When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance.

The Accumulation Unit value for a transaction is the Unit value for the Valuation Period during which we receive the premium or request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a particular Fund by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.

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                               OUR GENERAL ACCOUNT
--------------------------------------------------------------------------------

Scope of Prospectus
--------------------------------------------------------------------------------

This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

General Description
--------------------------------------------------------------------------------

Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.

We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual yield of at least 3%. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although we are not obligated to credit interest in excess of a 3% effective annual yield. We compound interest daily on Policyowner Account Balances in the General Account, to produce an effective annual yield that is equal to the stated interest rate. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See "Access to Your Account Balance -- Policy Loans".

You may refer to the Appendix to this Prospectus for additional information about our General Account's operations.

Transfers and Withdrawals
--------------------------------------------------------------------------------

You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "Your Right to Transfer Among Investment Alternatives" and "Policy Loans" under "Access to Your Account Balance" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

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                         ACCESS TO YOUR ACCOUNT BALANCE
--------------------------------------------------------------------------------


You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below. We will not permit a withdrawal or transfer when required to do so by anti-money laundering laws or regulations.


Surrender of Policy
--------------------------------------------------------------------------------

You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the Surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits under your Policy will then cease.

Partial Withdrawals of Account Balance
--------------------------------------------------------------------------------

You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

      o If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

      o If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.

Your Right to Transfer Among Investment Alternatives
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You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "Where to Contact Us and Give Us Instructions" below.

How to Tell Us an Amount for Transfers or Partial Withdrawals
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To tell us the amount of your Account Balance to transfer or withdraw, you may specify to us:

      o     the dollar amount to be taken from each Investment Alternative,

      o for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

      o the percentage of your Account Balance in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

Policy Loans
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You may request a Policy Loan only on your Account Balance in the General Account. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

We will grant you a Policy Loan if you meet all of the following conditions.

      o     We receive at our Processing Office your Written Request for a loan.

      o The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

      o     The amount of the requested loan is at least $500.

      o     The sole security for the loan will be the Policy.

      o     You have assigned the Policy to us in a form acceptable to us.

      o     Your Policy is in effect.


We will notify you, and any assignee on our records:


      o at the time you take a Policy Loan, of the initial rate of interest on that loan, and

      o at least 28 days before an interest rate increase, of the terms of that increase.

We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.

Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding.

If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "How to Purchase a Policy and Pay Premiums -- Policy Lapse and Reinstatement". Depending on the percentage of your Account Balance that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "Federal Tax Considerations -- Tax Treatment of Policy Benefits and Access of Account Balance".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan from your Surrender Proceeds or Maturity Proceeds or from the Death Proceeds we pay to your beneficiary(ies).

Accelerated Benefit for Terminal Illness
--------------------------------------------------------------------------------

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "Charges and Deductions You Will Pay -- Accelerated Benefit Fee".

The amount of the Accelerated Benefit will be the lesser of:

      o     $200,000, or

      o the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than the greater of:

      o the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

      o     the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)   We must receive at our Processing Office:

      o     the Policy or, if applicable, the Accelerated Benefit rider;

      o     your Written Request for payment of the Accelerated Benefit;

      o the Written Consent of all irrevocable beneficiaries, if any, under the Policy; and

      o evidence satisfactory to us of the insured person's terminal illness.

(b) The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(c) The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)   a certification of state of health by a licensed physician who:

      o     has examined the insured person,

      o     is qualified to provide that certification, and

      o is neither the Policyowner, the insured person, nor a family member of either; and

(b) a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

      o The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

      o We will base subsequent premiums and cost of insurance charges under the Policy on the Account Balance and Face Amount that are in effect after the payment of the Accelerated Benefit.

Maturity Benefit
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The Maturity Date for a Policy occurs when the insured person attains the age of
100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "Insurance Benefits Upon Death of Insured Person -- Payment Options".

When We May Postpone Payments
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We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

      o The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

      o The Commission by order permits postponement for the protection of Policyowners; or

      o An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

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                 INSURANCE BENEFITS UPON DEATH OF INSURED PERSON
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Death Proceeds
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When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

      o the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, minus

      o the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

Basic Death Benefit
--------------------------------------------------------------------------------

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "How to Purchase a Policy and Pay Premiums".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

      o the Policy's Face Amount on the date of the insured person's death, or

      o the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

      o the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

      o the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Corridor Percentages
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Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

                           CORRIDOR PERCENTAGE CHART

Attained     Corridor        Attained     Corridor        Attained     Corridor
  Age       Percentage         Age       Percentage          Age      Percentage
--------    ----------       --------    ----------       --------    ----------
  0-40          250%            54          157%             68          117%
    41          243             55          150              69          116
    42          236             56          146              70          115
    43          229             57          142              71          113
    44          222             58          138              72          111
    45          215             59          134              73          109
    46          209             60          130              74          107
    47          203             61          128           75 to 90       105
    48          197             62          126              91          104
    49          191             63          124              92          103
    50          185             64          122              93          102
    51          178             65          120              94          101
    52          171             66          119          95 or older     100
    53          164             67          118

Payment Options
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We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.

Once the Proceeds are applied under any of the optional plans, the payments are not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.

The optional payment plans available under the Policy are:

Interest Payments Plan. We hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

Life Payments Plan. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate of 3% compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

Payments for a Fixed Period Plan. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate of at least 3% compounded yearly. We may credit an effective annual rate of interest of more than 3%, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount Plan. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.

We also have a Specified Payments Option available, which allows you to designate a fixed amount (at least $100) to withdraw each month.

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                       CHARGES AND DEDUCTIONS YOU WILL PAY
--------------------------------------------------------------------------------

Cost of Insurance Charges
--------------------------------------------------------------------------------

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

      o     the amount for which we are "at risk",  which is the Policy's  Basic
            Death  Benefit   minus  the  Account   Balance  as  of  the  Monthly
            Anniversary Day, divided by $1,000, times

      o the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than permitted under the 1980 Commissioners Standard Ordinary mortality table for the insured person's premium class.

Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

      o If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

      o If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.


Administrative Charges
--------------------------------------------------------------------------------


We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

      o For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

      o For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.

      o We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1.00% if your Account Balance for the month is less than $2,400, and we waive the charge if your Account Balance is under $300. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.

      o We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.

Mortality and Expense Risks Charges
--------------------------------------------------------------------------------

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk charge, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. The expense risk charge, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Supplemental Insurance Benefits Fee
--------------------------------------------------------------------------------

We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per thousand of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "How to Purchase a Policy and Pay Premiums -- Supplemental Insurance Benefits".

Accelerated Benefit Fee
--------------------------------------------------------------------------------

We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 "(or a lesser amount when required by your state). See "Access to Your Account Balance -- Accelerated Benefit for Terminal Illness".

Premium and Other Taxes
--------------------------------------------------------------------------------

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations".

Changes in Policy Cost Factors
--------------------------------------------------------------------------------

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

Fees and Expenses of Underlying Funds
--------------------------------------------------------------------------------

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

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                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS
--------------------------------------------------------------------------------

Contacting Mutual of America
--------------------------------------------------------------------------------

You should send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can check the address for your Regional Office by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate Processing Office by calling our 800 number.

Requests by Telephone
--------------------------------------------------------------------------------

You may make requests by telephone for transfers of Account Balance among Investment Alternatives (except for transfers into the Scudder International
Fund), withdrawals of Account Balance, Policy Loans, or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll free number or follow the instructions on our web site.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept, or to revoke, powers of attorney or other trading authorizations granted by any Policyowner to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, tape record all telephone transactions and provide written confirmation of transactions.

Market Timing Restrictions
--------------------------------------------------------------------------------

The purpose of our Policies is to provide long-term insurance protection. Our Policies are not intended to provide Policyowners with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.


Transfers into the Scudder International Fund by Mail Only. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than our other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund. You must send in writing, by regular mail, to our Financial Transactions Processing Center in Boca Raton, Florida, all requests for transfers into the Scudder International Fund. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed via our toll free 800 number, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to our Home Office in New York, New York or our Financial Transaction Processing Center. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by regular mail to our Processing Center. You may continue to place orders for transfers out of the Scudder International Fund either in writing or by calling our 800 number.


We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

Where You Should Direct Requests
--------------------------------------------------------------------------------

You may make requests for allocation changes or transfers of Account Balance by calling 1-800-468-3785 or by writing to our Processing Center, except that you may not use the telephone for transfers into the Scudder International Fund. You should send requests for transfers into the Scudder International Fund in writing, by regular mail, to our Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal or loan request to our 800 number or in writing to our Processing Center.

The address for our Processing Center is:

                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW
                              Boca Raton, FL 33487

You should use our forms to submit written requests to us.

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             ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3
--------------------------------------------------------------------------------

Mutual of America
--------------------------------------------------------------------------------


We are a mutual life insurance company organized under the laws of the State of New York. Our home office address is 320 Park Avenue, New York, New York 10022.


The Separate Account
--------------------------------------------------------------------------------

We established the Separate Account under a resolution of our Board of Directors adopted on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the Investment Company Act of 1940 (1940 Act). The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.

The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which we are licensed to do business.

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                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice
--------------------------------------------------------------------------------

The description below of the current federal tax status and consequences for Policyowners does not cover every possible situation and is for information purposes only. Tax provisions and regulations may change at any time. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

Tax Status of the Policies
--------------------------------------------------------------------------------

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the Treasury) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is  subsequently  determined that a Policy we have issued does not satisfy
Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits and Access of Account Balance
--------------------------------------------------------------------------------

In General. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured person, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your Investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.

Death Benefits. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. Surrender or Lapse of Policy; Maturity Proceeds. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from a Policy that is Not a Modified Endowment Contract. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

An exception to this general rule applies if:

      o the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

      o the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from,  or secured by, a Policy that is not a Modified  Endowment  Contract
are  not  treated  as  distributions.   Instead,   such  loans  are  treated  as
indebtedness of the Policyowner.

Characterization as a Modified Endowment Contract. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "Distributions from a Policy that is a Modified Endowment Contract" below.

The seven pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from a Policy that is a Modified Endowment Contract. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

1) All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

      o     your Account Balance immediately before the distribution, minus

      o     your investment in the Policy at that time.

2) Second, any loans you take from or secure by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.

3) A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

      o     is made when you are age 59 1/2 or older,

      o     is attributable to you becoming disabled, or

      o is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

All Modified Endowment Contracts that we (or any affiliates of ours) issue to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest
--------------------------------------------------------------------------------

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of that taxpayer, or who is financially interested in the business carried on by that taxpayer, will not be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000. The deduction of interest on Policy Loans also may be subject to other restrictions under Section 264 of the Code.

Estate Taxes
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The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

      o     to the insured person's estate, or

      o to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $675,000 in 2000, which will increase in increments until 2006, when it will reach the equivalent of an exemption of $1 million.

If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

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             YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS
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We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.


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                      FUNDING AND OTHER CHANGES WE MAY MAKE
--------------------------------------------------------------------------------


We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

      o     create new investment funds of the Separate Account at any time;

      o to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

      o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

      o create additional separate accounts or combine any two or more accounts including the Separate Account;

      o transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

      o operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

      o     deregister the Separate Account under the 1940 Act; and

      o operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

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                             ADMINISTRATIVE MATTERS
--------------------------------------------------------------------------------

Notices, Confirmation Statements and Reports to Policyowners
--------------------------------------------------------------------------------

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

Miscellaneous Policy Provisions
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Limit on Right to Contest. We will not contest the insurance coverage under a Policy after it has been in force: (a) for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b) for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c) for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured person commits suicide within two years from the Issue Date, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Participation in Divisible Surplus. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such surplus is within the sole discretion of our Board of Directors.


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                                OTHER INFORMATION
--------------------------------------------------------------------------------


Legal Proceedings
--------------------------------------------------------------------------------


From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

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                      DEFINITIONS WE USE IN THIS PROSPECTUS
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Accelerated Benefit -- The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for one year or less.

Account Balance -- The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance.

Accumulation Unit -- A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Basic Death Benefit -- The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:

      o the Face Amount under a Face Amount Policy, or the Face Amount plus the Account Balance under a Face Amount Plus Policy (you select the type of Policy upon purchase), and

      o     the Account Balance times the applicable Corridor Percentage.

beneficiary -- The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

Business Day -- Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code -- The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Corridor Percentage -- A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds -- An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

Face Amount -- The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

Fidelity   Portfolios  --  The  Equity-Income,   Contrafund  and  Asset  Manager
Portfolios of the Variable Insurance Products Funds.

Fund of the Separate Account (or Fund) -- One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

General Account -- Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

insured person -- The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

insured person's age -- The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

Investment Alternatives -- Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.

Investment Company-- Mutual of America Investment Corporation.

Issue Date -- The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

Maturity Date -- The Policy Anniversary on which the insured person's attained age equals 100.

Monthly Anniversary Day -- The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program -- A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider -- A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

Policy Anniversary -- The day each calendar year which is the anniversary of the Policy Date.

Policy Date -- The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan -- The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month -- The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner -- The person designated on the Policy Specification Pages of your Policy as the owner.

Policy Year -- The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

premium class -- The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

Proceeds -- The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

Processing Office -- The office of Mutual of America shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

scheduled premiums-- Premiums in the amount and at the intervals specified in your Policy.

Scudder Portfolios -- The following three portfolios of the Scudder Variable Series I: Capital Growth Portfolio, Bond Portfolio and International Portfolio.

Separate Account -- Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.

Underlying Funds -- The funds or portfolios that are invested in by the Separate Account Funds.

unscheduled premiums -- Premiums other than scheduled premiums that you are permitted to pay under your Policy.

Valid Transaction Date -- The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day -- Each day that the New York Stock Exchange is open for business until the close of the New York Stock Exchange that day.

Valuation Period -- A period beginning on the close of business of a Valuation Day and ending on the close of the next Valuation Day.

we, us, our, Mutual of America-- Refer to Mutual of America Life Insurance Company.

Written Request -- A written request on an administrative form provided by us or in a form otherwise acceptable to us.

you, your-- Refer to a Policyowner.

                                    APPENDIX


                           GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account's operations and the risks of allocating Account Balance, including premiums, to the General Account compared to allocating Account Balance, including premiums, to the Separate Account. Account Balances held in our General Account may pose different risks to Policyowners than Account Balances supported by assets of our Separate Account.

When a Policyowner allocates Account Balance to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

      o     Reasonable classifications of different types of policies.

      o Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

      o The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

      o The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

      o     Compliance with applicable statutory and regulatory requirements.

      o Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than a 3% annual yield. If we declare a credited interest rate higher than 3%, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Balance or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Balance in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

You May Obtain More Information
--------------------------------------------------------------------------------

Statement of Additional Information. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us at your request.

Illustrations. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits, cash surrender values, and cash values based on cost of insurance charges that you currently would pay if you purchase a Policy.

How to obtain the SAI and/or Illustrations from us. To request a Statement of Additional Information or a personalized illustration, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022.

How to obtain the SAI and other information from the SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's web site, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.

Where to direct Questions. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

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                      STATEMENT OF ADDITIONAL INFORMATION
                                       for
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                    Issued by
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                    320 Park Avenue, New York, New York 10022
                                   Through its
                             SEPARATE ACCOUNT NO. 3
--------------------------------------------------------------------------------

This Statement of Additional Information expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the Policies).

You may obtain a copy of the Prospectus, dated May 1, 2003, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022, Attn: Elton Wonacott. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement of Additional Information is not a prospectus, and you should read it in conjunction with the Prospectus for the Policies.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


General Information and History ...........................................    2

Premiums ..................................................................    2

Additional Information About Operation of Policies and Registrant .........    2

Reinstatement after Lapse .................................................    2

Loans .....................................................................    3

Distribution of the Policies ..............................................    3

Additional Information About Charges ......................................    3

Yield and Performance Information .........................................    4

Use of Standard & Poor's Indices ..........................................    8

Policy Illustrations ......................................................    8
   Face Amount Plan, $100,000 .............................................   10
   Face Amount Plus Plan, $100,000 ........................................   12

Financial Statements ......................................................   14


--------------------------------------------------------------------------------
Dated: May 1, 2003

General Information and History
--------------------------------------------------------------------------------

We are a mutual life insurance company organized under the laws of the State of New York and are authorized to transact business in 50 states and the District of Columbia. The Insurance Company was incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company.

We sell individual and group life insurance and annuities, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derives from our business as permitted under applicable state law. As of December 31, 2002, we had total assets, on a consolidated basis, of approximately $ billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and also are registered as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

Premiums
--------------------------------------------------------------------------------

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Balance is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

Additional Information About Operation of Policies and Registrant
--------------------------------------------------------------------------------

Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

Reinstatement after Lapse
--------------------------------------------------------------------------------

A Policy that has lapsed during the insured person's lifetime can be reinstated if:

(a) The Policy lapsed because the grace period ended without the required payment having been made.

(b) The Policy is reinstated within three years of the end of the grace period.

(c)   The Policy has not been surrendered.

(d) We receive from you evidence that the insured person is insurable by our standards.

(e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

(f)   You pay any insurance charges not paid during the grace period.

(g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.

Loans
--------------------------------------------------------------------------------

The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:

      o     our guaranteed rate of interest (3% per annum) plus 1% per year, or

      o the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

      o We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.

      o We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.

      o We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

Distribution of the Policies
--------------------------------------------------------------------------------

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Additional Information About Charges
--------------------------------------------------------------------------------

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Balance in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

      (a) Investment Company Money Market Fund, (b) Investment Company Short-Term Bond Fund, (c) Investment Company Mid-Term Bond Fund,
      (d) Investment Company Bond Fund, (e) Scudder Bond Fund, (f) Investment Company Composite Fund, (g) Fidelity VIP II Asset Manager Fund, (h) Calvert Social Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Company All America Fund, (k) Investment Company Equity Index Fund, (l) Investment Company Mid-Cap Equity Index Fund, (m) Fidelity VIP II Contra Fund, (n) Investment Company Aggressive Equity Fund, (o) Scudder Capital Growth Fund, (p) Scudder International Fund, (q) American Century VP Capital Appreciation Fund, (r) Investment Company Asset Allocation Income Fund, (s) Investment Company Asset Allocation Growth and Income Fund, and (t) Asset Allocation Growth Fund.

Underwriting Procedures. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class.

Changes in Face Amount. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

Yield and Performance Information
--------------------------------------------------------------------------------

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Balance for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance. You should refer to the Prospectus for additional information about Policy charges.

We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.

You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

You may obtain a personalized illustration by calling our toll-free number at 1-800-468-3785. A personalized illustration will reflect cost of insurance charges and may reflect allocations to the Investment Alternatives you specify or may assume that all Investment Alternatives are selected equally.

Money Market Fund

We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. We also may disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7]-1.

The  current  yield of the Money  Market  Fund of the  Separate  Account for the
seven-day period ended December  , 2002 was       %. This yield does not reflect
cost of insurance charges.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period. This yield does not reflect cost of insurance charges.

The yields of the Separate Account Bond, Mid-Term Bond and Short-Term Bond Funds
for the 30-day period ended December  , 2002 were   %,  % and   %, respectively.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A. Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

      T = (ERV/P)1/n -- 1

Where:

      P = a hypothetical initial payment of $1,000

      T = average annual total return

      n = number of years

      ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. Cumulative Total Return is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

      C = (ERV/P)-- 1

Where:

      C = Cumulative Total Return

      P = hypothetical initial payment of $1,000

      ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                          Average Annual Total Returns
                       For Periods Ended December 31, 2002

Fund                                                    One Year   Life of Fund
----                                                    --------   ------------
Investment Company Equity Index .....................        %            %
Investment Company All America ......................        %            %
Investment Company Mid-Cap Equity
  Index .............................................        %            %
Investment Company Aggressive
  Equity ............................................        %            %
Investment Company Composite.........................        %            %
Investment Company Bond..............................        %            %
Investment Company Mid-Term Bond ....................        %            %
Investment Company Short-Term Bond ..................        %            %
Scudder Capital Growth...............................        %            %
Scudder Bond.........................................        %            %
Scudder International................................        %            %
Fidelity VIP Equity-Income...........................        %            %
Fidelity VIP Contra..................................        %            %
Fidelity VIP Asset Manager...........................        %            %
Calvert Social Balanced..............................        %            %
American Century VP Capital
  Appreciation.......................................        %            %

                            Cumulative Total Returns
                       For Periods Ended December 31, 2002

Fund                                                    One Year   Life of Fund
----                                                    --------   ------------
Investment Company Equity Index .....................        %            %
Investment Company All America ......................        %            %
Investment Company Mid-Cap Equity
  Index .............................................        %            %
Investment Company Aggressive
  Equity ............................................        %            %
Investment Company Composite.........................        %            %
Investment Company Bond..............................        %            %
Investment Company Mid-Term Bond ....................        %            %
Investment Company Short-Term Bond ..................        %            %
Scudder Capital Growth...............................        %            %
Scudder Bond.........................................        %            %
Scudder International................................        %            %
Fidelity VIP Equity-Income...........................        %            %
Fidelity VIP Contra..................................        %            %
Fidelity VIP Asset Manager...........................        %            %
Calvert Social Balanced..............................        %            %
American Century VP Capital
  Appreciation.......................................        %            %

The Separate Account No. 3 Fund's commenced operations on April 3, 2000.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Balance. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance.

--------------------------------------------------------------------------------
                        USE OF STANDARD & POOR'S INDICES
--------------------------------------------------------------------------------

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index or the S&P MidCap 400 index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500 index, the S&P MidCap 400 index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 index, the S&P MidCap 400 index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------
                              POLICY ILLUSTRATIONS
--------------------------------------------------------------------------------

We have prepared the following tables to help show you how Account Balance and Death Proceeds under a Policy change with investment performance. The illustrations cover for a representative Policyowner who is age 35 and a non-smoker:

      o both a Face Amount Plan and a Face Amount Plus Plan, for Face Amounts of $100,000,

      o unisex cost of insurance rates applicable to Policies with a Payroll Deduction Rider, and

      o both our current cost of insurance rates and our guaranteed cost of insurance rates.

The tables illustrate how Account Balance, which reflects all applicable charges and deductions, and Death Proceeds of a Policy issued to a representative Policyowner would vary over time if the investment return on the assets of each Underlying Fund was a uniform, after-tax, annual rate of 0%, 6% or 12%. The annual rate is assumed to be gross, or in other words is before fees or expenses incurred by each Underlying Fund, other than transaction expenses such as brokerage commissions. The Account Balance and Death Proceeds would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

The charges reflected in the tables using current cost of insurance charges include those for monthly deductions for administration ($2 per month) and cost of insurance, and daily charges for mortality and expense risks (0.50% on an annual basis) and administration (0.40%, except that an administration fee of 0.20% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .30% is shown for the Fidelity VIP and VIP Funds, because of expense reduction arrangements).

The charges reflected in the tables using guaranteed cost of insurance charges include maximum monthly deductions for administration ($10 per month) and cost of insurance, daily charges for mortality and expense risks (0.50% on an annual basis) and the maximum administrative fee of 0.65%, except that an administrative fee of 0.45% is shown for the American Century VP Capital Appreciation Fund and an administrative fee of .55% is shown for the Fidelity VIP and Funds, based on expense reduction arrangements.

A simple average of the investment management fees and other expenses of the available Underlying Funds is reflected in all the tables before reimbursements, except that expenses after reimbursements are shown for one year for the Investment Company Funds. Based upon the 2002 expense ratios of the Underlying Funds in 2002 (estimated for the Asset Allocation Funds which began operations on May 1, 2003), the average total expense figure (after reimbursements) is rounded to ___ % for year 1 and the average total expense figure (without reimbursements) is rounded to % for all subsequent years. The expenses of the Underlying Funds may fluctuate from year to year, but we have assumed they remain constant for purposes of these tables. The Adviser for the Investment Company has contractually agreed to pay the expenses of each Fund of the Investment Company other than its investment advisory fee and portfolio transaction expenses during 2003, and this obligation will renew for each following year unless the Adviser gives notice of termination within two weeks prior to the start of the year.

The tables assume that scheduled premiums of the amounts specified in notes following the tables are paid on each Policy Anniversary and that no transfers, partial withdrawals, Policy Loans, changes in Basic Death Benefit plan or changes in Face Amount are made.

The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. The tables show Account Balances and Death Proceeds using current cost of insurance rates and using the maximum cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Smoker-Nonsmoker Mortality Tables).

You may obtain a personalized illustration by calling our foll free number, 1-800-468-3785.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                        Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges

                                                       Death Benefit                      Account Balance
                                              -------------------------------      ------------------------------
                                                   Assuming Hypothetical               Assuming Hypothetical
                                Premiums          Gross Annual Investment             Gross Annual Investment
          End of               Accumulated              Return of                            Return of
          Policy             at 5% Interest   -------------------------------      ------------------------------
           Year                Per Year(1)       0%         6%          12%           0%         6%         12%
---------------------------  --------------   --------   --------    --------      -------    -------     -------
1 .........................    $  1,313       $100,000   $100,000    $100,000      $          $           $
2 .........................       2,691        100,000    100,000     100,000
3 .........................       4,138        100,000    100,000     100,000
4 .........................       5,657        100,000    100,000     100,000
5 .........................       7,252        100,000    100,000     100,000
6 .........................       8,928        100,000    100,000     100,000
7 .........................      10,686        100,000    100,000     100,000
8 .........................      12,533        100,000    100,000     100,000
9 .........................      14,472        100,000    100,000     100,000
10 ........................      16,508        100,000    100,000     100,000
15 ........................      28,322        100,000    100,000     100,000
20 ........................      43,399        100,000    100,000
25 ........................
30 (age 65) ...............      87,201        100,000    100,000
35 (age 70) ...............     118,545        100,000    100,000
40 (age 75) ...............     158,550        100,000
64 (age 99) ...............

(1)   Assumes  that a premium of $1,250 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                        Face Amount Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges

                                                       Death Benefit                      Account Balance
                                              -------------------------------      ------------------------------
                                                   Assuming Hypothetical               Assuming Hypothetical
                                Premiums          Gross Annual Investment             Gross Annual Investment
          End of               Accumulated              Return of                            Return of
          Policy             at 5% Interest   -------------------------------      ------------------------------
           Year                Per Year(1)       0%         6%          12%           0%         6%         12%
---------------------------  --------------   --------   --------    --------      -------    -------     -------
1 .........................    $  1,313       $100,000   $100,000    $100,000      $          $          $
2 .........................       2,691        100,000    100,000     100,000
3 .........................       4,138        100,000    100,000     100,000
4 .........................       5,657        100,000    100,000     100,000
5 .........................       7,252        100,000    100,000     100,000
6 .........................       8,928        100,000    100,000     100,000
7 .........................      10,686        100,000    100,000     100,000
8 .........................      12,533        100,000    100,000     100,000
9 .........................      14,472        100,000    100,000     100,000
10 ........................      16,508        100,000    100,000     100,000
15 ........................      28,322        100,000    100,000     100,000
20 ........................      43,399        100,000    100,000     100,000
25 ........................
30 (age 65) ...............      87,201        100,000    100,000
35 (age 70) ...............     118,545              0    100,000
40 (age 75) ...............     158,550              0    100,000
64 (age 99) ...............

(1)   Assumes  that a premium of $1,250 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                   Face Amount Plus Plan
Standard Non-smoker                                         Face Amount $100,000

                   Using Our Current Cost of Insurance Charges

                                                       Death Benefit                      Account Balance
                                              -------------------------------      ------------------------------
                                                   Assuming Hypothetical               Assuming Hypothetical
                                Premiums          Gross Annual Investment             Gross Annual Investment
          End of               Accumulated              Return of                            Return of
          Policy             at 5% Interest   -------------------------------      ------------------------------
           Year                Per Year(1)       0%         6%          12%           0%         6%         12%
---------------------------  --------------   --------   --------    --------      -------    -------     -------
1 .........................    $  2,100       $          $          $              $          $           $
2 .........................       4,305
3 .........................       6,620
4 .........................       9,051
5 .........................      11,604
6 .........................      14,284
7 .........................      17,098
8 .........................      20,053
9 .........................      23,156
10 ........................      26,414
15 ........................      45,315
20 ........................      69,439
25 ........................
30 (age 65) ...............     139,522
35 (age 70) ...............     189,673
40 (age 75) ...............     253,680
64 (age 99) ...............

(1)   Assumes  that a premium of $2,000 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

                    Mutual of America Life Insurance Company
                    Variable Universal Life Insurance Policy
                          With Payroll Deduction Rider

Male/Female Issue Age 35                                   Face Amount Plus Plan
Standard Non-smoker                                         Face Amount $100,000

                 Using Our Guaranteed Cost of Insurance Charges

                                                       Death Benefit                      Account Balance
                                              -------------------------------      ------------------------------
                                                   Assuming Hypothetical               Assuming Hypothetical
                                Premiums          Gross Annual Investment             Gross Annual Investment
          End of               Accumulated              Return of                            Return of
          Policy             at 5% Interest   -------------------------------      ------------------------------
           Year                Per Year(1)       0%         6%          12%           0%         6%         12%
---------------------------  --------------   --------   --------    --------      -------    -------     -------
1 .........................    $  2,100       $          $           $             $          $           $
2 .........................       4,305
3 .........................       6,620
4 .........................       9,051
5 .........................      11,604
6 .........................      14,284
7 .........................      17,098
8 .........................      20,053
9 .........................      23,156
10 ........................      26,414
15 ........................      45,315
20 ........................      69,439
25 ........................
30 (age 65) ...............     139,522
35 (age 70) ...............     189,673
40 (age 75) ...............     253,680
64 (age 99) ...............

(1)   Assumes  that a premium of $2,000 is paid at the  beginning of each Policy
      Year.

In evaluating the above illustration, you should consider that:

o The hypothetical investment rates of return shown above are for illustration purposes only, and you should not view them as indicative of past or future investment rates of return. We do not make any representation that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Actual rates of return may be more or less than those shown.

o The Death Benefits and Account Balances would be different from the amounts shown if the rates of return averaged 0%, 6% or 12% over a period of years, but varied above or below those averages in individual policy years.

o The Death Benefits and Account Balances also would be different from the amounts shown, depending on the allocation of Account Balance to the Separate Account Funds, if the rates of return over all Funds averaged 0%, 6% or 12% but varied above or below those averages for individual Separate Account Funds, or if any policy loan were made during the period.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of Separate Account No. 3 and Mutual of America Life Insurance Company as of December 31, 2002, have been audited by our independent auditors KPMG LLP, New York, New York. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s). Financial statements of the Separate Account for 2002 are included as follows:

Mutual of America Separate Account No. 3                                    Page
                                                                            ----
   Statement of Assets and Liabilities ...................................
   Statement of Operations ...............................................
   Statements of Changes in Net Assets ...................................
   Financial Highlights ..................................................
   Notes to Financial Statements .........................................
   Report of Independent Public Accounts .................................

You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds. Below are the consolidated financial statements of Mutual of America for the year ended December 31, 2002:

Mutual of America Life Insurance Company                                    Page
                                                                            ----

Report of Independent Public Accountants .................................
   Consolidated Statements of Financial Condition ........................
   Consolidated Statements of Operations and Surplus .....................
   Consolidated Statements of Cash Flows .................................
   Notes to Consolidated Financial Statements ............................

                           PART C -- OTHER INFORMATION


Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:


1           Resolution  of the Board of  Directors  of Mutual  of  America  Life
            Insurance Company ("Mutual of America") authorizing establishment of
            Separate Account No. 3 (the "Separate Account")(1)  originally filed as Exhibit 1(1)
4(a)        Form of Variable  Universal  Life Insurance Policy  (3410-VUL)(1) --
            originally filed as Exhibit 1(5)(a)
4(b)        Payroll Deduction Rider(1) -- originally filed as Exhibit 1(5)(b)
4(c)        Accidental  Death  Benefit  Rider(1) -- originally  filed as Exhibit
            1(5)(c)
4(d)        Children's Term Rider(1) -- originally filed as Exhibit 1(5)(d)
5(a)        Form of Application  for Variable  Universal  Life Insurance  Policy
            with  Conditional  Receipt  of  Premium(2)  --  originally  filed as
            Exhibit 1(10)(a)
5(b)        Form of Application  for Variable  Universal  Life Insurance  Policy
            with Payroll Deduction Rider(2) originally filed as Exhibit 1(10)(b)
6(a)        Charter  of  Mutual  of  America(1) -- originally  filed as  Exhibit
            1(6)(a)
6(b)        By-Laws  of  Mutual  of  America(1) -- originally  filed as  Exhibit
            1(6)(b)
8(a)        Participation  Agreement,  dated as of February  28,  2001,  between
            Scudder Variable Life Investment Fund and Mutual of America(3)
8(b)(i)     Fund  Participation  Agreement-Separate  Account  No. 2, dated as of
            December  30,  1988,  among  Mutual  of  America,  American  Century
            Investment  Management,  Inc. ("ACIM") (formerly  Investors Research
            Corporation),   and  American  Century  Variable  Portfolios,   Inc.
            ("ACVP")  (formerly TCI  Portfolios,  Inc.) (the  "American  Century
            Agreement")(1)
8(b)(ii)    Amendment No. 1, dated as of April 29, 1994, to the American Century
            Agreement(1)
8(b)(iii)   Amendment  No. 2, dated  January 3, 2000,  to the  American  Century
            Agreement(1)
8(b)(iv)    Amendment  No. 3, dated  January 2, 2002,  to the  American  Century
            Agreement
8(c)        Shared  Funding  Agreement,  dated as of February 28, 2001,  between
            Mutual of America and Calvert Securities Corporation(3)
8(d)(i)     Participation  Agreement  among  Variable  Insurance  Products Fund,
            Fidelity  Distributors  Corporation and Mutual of America,  dated of
            April 30th, 1995, with revised Schedule A(1)
8(d)(ii)    Participation  Agreement among Variable  Insurance Products Fund II,
            Fidelity  Distributors  Corporation and Mutual of America,  dated of
            April 30th, 1995, with revised Schedule A(1)
11          Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice
            President and General Counsel of Mutual of  America(1) -- originally filed as Exhibit 3(a)
12          Opinion and consent of Joseph A. Gross,  Vice  President and Actuary of Mutual of America(4)
13          Calculation for each item illustrated(4)
14(a)       Consent of KPMG LLP(4)
14(b)       Consent of Jones & Blouch L.L.P.(4)
15          No  financial  statements  are  omitted  from  Item  24 -- Financial statements to be filed in April 2003
17          Memorandum  regarding Issuance,  Face Amount Increase,  Transfer and
            Redemption  Procedures  for the  Policies(1) -- originally  filed as
            Exhibit 9


----------
(1) Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.
(2) Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.
(3) Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.

(4)   To be filed by post-effective amendment in April 2003


      Powers of Attorney of Messrs. Flynn, Moran, Altstadt, Burns, Curiale, Alexander, Harbison, Kahn, Leffall, Perrotta, Schott and Wiesel and Mesdames Epps, Hesselbein and Smythe are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33--11023) filed with the Commission on March 1, 1999 by Mutual of America and its Separate Account No. 2.

      Powers of Attorney of Messrs. Cummins and Reimer are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2001 by Mutual of America and its Separate Account No. 2.

      Power of Attorney of Mr. Connie Mack, III is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2002 by Mutual of America and its Separate Account No. 2.


Item 28. Directors and Officers of the Depositor


      Name and Principal                  Positions and Offices
       Business Address                      With Depositor
      ------------------                   ------------------
Clifford L. Alexander, Jr. ...........  Director
Washington, D.C.
Richard M. Cummins ...................  Director
New York, New York
Roselyn P. Epps, M.D. ................  Director
Bethesda, Maryland
Earle H. Harbison, Jr. ...............  Director
St. Louis, Missouri
Frances R. Hesselbein ................  Director
New York, New York
William Kahn .........................  Director
St. Louis, Missouri
LaSalle D. Leffall, Jr., M.D. ........  Director
Washington, D.C.
Connie Mack ..........................  Director
Washington, D.C.
Fioravante G. Perotta ................  Director
New York, New York
General Dennis J. Reimer .............  Director
Oklahoma City, Oklahoma
Francis H. Schott ....................  Director
New York, New York
O. Stanley Smith, Jr. ................  Director
Columbia, South Carolina
Sheila M. Smythe .....................  Director
Valhalla, New York
Elie Wiesel ..........................  Director
New York, New York

Officers-Directors
William J. Flynn .....................  Chairman of the Board
Thomas J. Moran ......................  President and Chief Executive Officer
Manfred Altstadt .....................  Senior Executive Vice President and
                                          Chief Financial Officer
Patrick A. Burns .....................  Senior Executive Vice President and
                                          General Counsel
Salvatore R. Curiale .................  Senior Executive Vice President,
                                          Technical Operations

Other Officers
Diane M. Aramony .....................  Executive Vice President, Corporate
                                          Secretary and Assistant to the
                                          Chairman
Meyer Baruch .........................  Senior Vice President, State Compliance
                                          and Government Regulations
Deborah Swinford Becker ..............  Senior Vice President and Associate
                                          General Counsel
Nicholas A. Branchina ................  Senior Vice President and Associate
                                          Treasurer

      Name and Principal                  Positions and Offices
       Business Address                      With Depositor
      ------------------                   ------------------
William Breneisen ....................  Executive Vice President, Office
                                          of Technology
Jeremy J. Brown ......................  Executive Vice President and Chief
                                          Actuary
Allen J. Bruckheimer .................  Senior Vice President and Associate
                                          Treasurer
Patrick Burke ........................  Senior Vice President, Consulting
                                          Services
Sean Carroll .........................  Senior Vice President, Facilities
                                          Management
William S. Conway ....................  Executive Vice President, Marketing and
                                          Corporate Communications
Paul J. Costagliola ..................  Senior Vice President Compliance
Carson J. Dunbar, Jr. ................  Senior Vice President, Corporate
                                          Services, since February 2002; prior
                                          thereto, Superintendent of the New
                                          Jersey State Police
James E. Flynn .......................  Senior Vice President, International
                                          Markets
Harold J. Gannon .....................  Senior Vice President, Corporate Tax
Gordon Gaspard .......................  Senior Vice President, National Accounts
Robert Giaquinto .....................  Senior Vice President, MIS Operations
Thomas E. Gilliam ....................  Executive Vice President and Assistant
                                          to the President and Chief Executive
                                          Officer
John R. Greed ........................  Executive Vice President and Treasurer
Jared Gutman .........................  Senior Vice President, Technical
                                          Operations
Thomas A. Harwood ....................  Senior Vice President, Corporate
                                          Communications
Sandra Hersko ........................  Senior Vice President, Technical
                                          Administration
Edward J. T. Kenney ..................  Senior Vice President and Assistant to
                                          the President and Chief Executive
                                          Officer
Gregory A. Kleva, Jr. ................  Executive Vice President and Deputy
                                          General Counsel
Robert Kordecki ......................  Senior Vice President, Billing and
                                          Regulatory Services/Life and
                                          Disability Claims
Daniel LeSaffre ......................  Senior Vice President, Human Resources
                                          and Training

Thomas L. Martin .....................  Senior Vice President and Associate
                                          General Counsel

Robert W. Maull ......................  Senior Vice President and Corporate
                                          Actuary
George L. Medlin .....................  Executive Vice President, Internal Audit
Christopher Miseo ....................  Senior Vice President, Accounting and
                                          Financial Reporting, since March 2002;
                                          prior thereto, Vice President
Lynn N. Nadler .......................  Senior Vice President, Training
Boca Raton, FL
Roger F. Napoleon ....................  Senior Vice President and Associate
                                          General Counsel
Peter Nicklin ........................  Senior Vice President, MIS Business
                                          Applications
James C. Peterson ....................  Senior Vice President, Leadership
                                          Development
William Rose .........................  Senior Vice President, Field Operations
Dennis J. Routledge ..................  Senior Vice President,
                                          LAN/Telecommunications
Robert W. Ruane ......................  Senior Vice President, Corporate
                                          Communications and Direct Response
William G. Shannon ...................  Senior Vice President, Individual
                                          Financial Planning
Walter W. Siegel .....................  Senior Vice President and Actuary
Joan M. Squires ......................  Executive Vice President, Office
                                          of Technology
Anne M. Stanard ......................  Senior Vice President, Human Resources
John Terwilliger .....................  Senior Vice President, Facilities
                                          Management
Boca Raton, FL
Eldon Wonacott .......................  Senior Vice President, Field
                                          Administration


The business address of all officers-directors and offices is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

Item 29. Persons Controlled By or Under Common Control with the Depositor or the Registrant

      Mutual of America Life Insurance Company ("Mutual of America") is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders' votes are taken.

      Mutual of America wholly owns the following companies:

            o     Mutual  of  America   Holding   Company,   Inc.,   a  Delaware
                  corporation (see below), and


            o Mutual of America Foundation, a New York not-for-profit corporation.


      Mutual of America Holding Company, Inc. wholly owns the following companies:


            o     Mutual  of   America   Securities   Corporation,   a  Delaware
                  corporation, and


            o Mutual of America Capital Management Corporation, a Delaware corporation.


      Mutual of America's consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.


      Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

      Mutual of America currently owns a majority of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 30. Indemnification

      Charter of Depositor. The Charter of Mutual of America provides in substance that no director of officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director's acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

      By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a "person") against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

      Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by Chubb Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

      Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      (a) Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York.

      (b) The name, business address and position of each senior officer and director of Mutual of America are listed in Item 28 above.

Item 32. Location of Accounts and Records

      Registrant's books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America's Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487.

Item 33. Management Services

      Not applicable.

Item 34. Fee Representation

      The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are responsible in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 28th day of February, 2003.


                                        MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                                                      (Registrant)

                                        MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                                       (Depositor)

                                                    /S/ MANFRED ALTSTADT
                                    By: ----------------------------------------
                                                      Manfred Altstadt
                                               Senior Executive Vice President
                                                 and Chief Financial Officer


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 2003.


          Signature               Title
      -----------------           --------
              *                   Chairman of the Board; Director
-----------------------------
      William J. Flynn

              *                   Chief Executive Officer and President;
-----------------------------     Director (Principal Executive Officer)
       Thomas J. Moran

    /s/ MANFRED ALTSTADT          Senior Executive Vice President and Chief
-----------------------------     Financial Officer; Director (Principal
      Manfred Altstadt            Financial and Accounting Officer)

              *                   Director
-----------------------------
  Clifford L. Alexander, Jr.

              *                   Senior Executive Vice President and General
-----------------------------     Counsel; Director
      Patrick A. Burns

              *                   Director
-----------------------------
     Richard M. Cummins

              *                   Senior Executive Vice President, Technical
-----------------------------     Operations; Director
    Salvatore R. Curiale

              *                   Director
-----------------------------
    Roselyn P. Epps, M.D.

              *                   Director
-----------------------------
   Earle H. Harbison, Jr.

              *                   Director
-----------------------------
    Frances R. Hesselbein

          Signature               Title
      -----------------           --------
              *                   Director
-----------------------------
        William Kahn

              *                   Director
-----------------------------
Lasalle D. Leffall, Jr., M.D.

              *                   Director
-----------------------------
      Connie Mack, III

              *                   Director
-----------------------------
   Fioravante G. Perrotta

              *                   Director
-----------------------------
      Dennis J. Reimer

              *                   Director
-----------------------------
      Francis H. Schott

              *                   Director
-----------------------------
    O. Stanley Smith, Jr.

              *                   Director
-----------------------------
      Sheila M. Smythe

              *                   Director
-----------------------------
         Elie Wiesel

*By: /s/ MANFRED ALTSTADT
     ------------------------
     Manfred Altstadt
     Attorney-In-Fact